THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE WARRANT SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN EXEMPTION THEREFROM UNDER THE ACT AND SUCH LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT AND THE COMPANY'S SUBSCRIPTION AGREEMENT WITH THE HOLDER SET FORTH THE COMPANY'S OBLIGATIONS TO REGISTER FOR RESALE THIS WARRANT AND THE WARRANT SHARES. A COPY OF SUCH SUBSCRIPTION AGREEMENT IS AVAILABLE FOR INSPECTION AT THE COMPANY'S OFFICE.

THIS WARRANT MAY NOT, IN ANY EVENT, BE TRANSFERRED TO ANY PERSON OR ENTITY THAT IS NOT AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501, PROMULGATED UNDER THE ACT.

                                                             For the Purchase of
                                                                  _______ shares

No.  ___


                    REDEEMABLE COMMON STOCK PURCHASE WARRANT
                               FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                              TII INDUSTRIES, INC.

                  TII Industries, Inc., a Delaware corporation ("Company"), hereby certifies that, for value received,_____________________________________, or his, her or its registered assigns ("Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time during the period commencing on December 9, 2000 ( "Commencement Date") and ending on December 8, 2004, ______ ("Initial Number") shares of common stock, $.01 par value, of the Company ("Common Stock"), at an initial exercise price of $2.79. This Warrant is one of a series of Warrants of even date herewith. The number of shares of Common Stock purchasable upon exercise of this Warrant, and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively.

         1.       Exercise.
                  --------

                  (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto duly executed by such Registered Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon such exercise.

                  (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

                  (1) Within three (3) business days after the exercise of the purchase right represented by this Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, to such other individual or entity as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                     (1) a certificate or certificates for the number of full shares of Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to
Section 3 hereof, and

                     (2) in case such exercise is in part only, a new Warrant or Warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above (prior to any adjustments made thereto pursuant to the provisions of this Warrant).

2.       Adjustments.
         -----------

            (1) Split, Subdivision or Combination of Shares. At any time after June 8, 2000 and until this Warrant is exercised or redeemed or expires by its terms, if the outstanding shares of the Company's Common Stock shall be subdivided or split into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend (as the case may be), be proportionately decreased. If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, the Exercise Price in effect immediately prior to such combination or reverse split shall, simultaneously with the effectiveness of such combination or reverse split, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

            (2) Reclassification, Reorganization, Consolidation or Merger. At any time after June 8, 2000 and until this Warrant is exercised or redeemed or expires by its terms, if there is any reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), or any reorganization, consolidation or merger of the Company with or into another entity (other than a merger or reorganization with respect to which the Company is the continuing corporation and that does not result in any reclassification of the Common Stock), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution, then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof (to the extent, if any, still exercisable) the kind and amount of shares of stock or other securities or property that such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, such Registered Holder had held the number of shares of Common Stock that were then purchasable upon the exercise of this Warrant, provided, that, in the case of any such liquidating distribution, the value of such property (as reasonably determined by the Company's Board of Directors) exceeds the Exercise Price. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to the Exercise Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

            (3) Price Adjustment. No adjustment in the per share Exercise Price shall be required unless such adjustment would require an increase or decrease in the Exercise Price by at least $0.01; provided, however, that any adjustments that by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

            (4) Price Reduction. Notwithstanding any other provision set forth in this Warrant, at any time and from time to time during the period that this Warrant is exercisable, the Company in it sole discretion may reduce the Exercise Price or extend the period during which this Warrant is exercisable.

            (5) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this
Section 2 and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Registered Holder of this Warrant to adjustments in the Exercise Price.

            (6) Notice of Adjustment. Upon the happening of any event requiring an adjustment of the Exercise Price hereunder, the Company shall forthwith give written notice thereof to the Registered Holder of this Warrant stating the adjusted Exercise Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment thereof in cash on the basis of the Closing Price (as defined in Section 4) of the Company's Common Stock on the trading day immediately prior to the date of exercise, applicable, or if there is no Closing Price, then on the basis of the then fair market value of the Company's Common Stock as shall be reasonably determined by the Board of Directors of the Company.

         4. Redemption. Beginning on June 8, 2001 this Warrant may be redeemed by the Company, upon not less than 20 days' prior written notice to the holder, at the redemption price of $.01 per share for every share of Common Stock purchasable upon exercise hereof at the time of such redemption (the "Redemption Price"), if the closing bid price of the Common Stock has been equal to or greater than 200% of the then Exercise Price on each of the 10 consecutive trading days ending on the third day prior to the day on which notice of redemption is given to the Registered Holder; provided, however, that this Warrant may be redeemed only if, on the first day of the aforementioned 10 consecutive trading days and thereafter at all times up to and including the date on which notice is given and the subsequent date fixed for redemption, (i) this Warrant is exercisable into shares of Common Stock registered for resale under the Securities Act pursuant to an effective and current registration statement, and (ii) the Common Stock subject to this Warrant is then listed on a national securities exchange, the Nasdaq National Market or the Nasdaq SmallCap Market or quoted on the OTC Bulletin Board or similar electronic trading facility. For purposes of this Section 4, "closing bid price" shall mean the closing bid price of the Common Stock as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the closing bid price as furnished by the NASD through the Nasdaq National Market or the Nasdaq SmallCap Market, or, if applicable, the OTC Bulletin Board or similar electronic facility. This Warrant may not be redeemed unless each and every condition set forth in this Section 4 is satisfied. On and after the date of redemption the holder shall have only the right to receive $.01 per share of Common Stock purchasable upon exercise hereof at the time of such redemption.

         5. Limitation on Sales. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended ("Act"), as of the date of issuance hereof and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant, or any Warrant Shares issued upon its exercise, in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Shares, as the case may be, and registration or qualification of this Warrant or such Warrant Shares, as the case may be, under any applicable Blue Sky or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

                  In addition, this Warrant may only be transferred to a transferee who certifies in writing to the Registered Holder and to the Company that such transferee is an "accredited investor" within the meaning of Rule 501(a) promulgated by the Securities and Exchange Commission under the Act.

                  Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that it is then an "accredited investor" within the meaning of Rule 501(c) promulgated by the Securities and Exchange Commission under the Act, is acquiring such shares for its own account, and will not transfer the Warrant Shares unless pursuant to an effective and current registration statement under the Act or an exemption from the registration requirements of the Act and any other applicable restrictions, in which event the Registered Holder shall be bound by the provisions of a legend or legends to such effect that shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise. In such event, the Warrant Shares issued upon exercise hereof shall be imprinted with a legend in substantially the following form:

                  This security has been acquired for investment and has not been registered under the Securities Act of 1933, as amended, or applicable state securities laws. This security may not be sold, pledged or otherwise transferred in the absence of such registration or pursuant to an exemption therefrom under said Act and such laws, supported by an opinion of counsel, reasonably satisfactory to the Company and its counsel, that such registration is not required.

         6. Registration Rights of Warrant Holder. The Company has agreed to register this Warrant and the Warrant Shares for resale in accordance with the Subscription Agreement and Investor Information Statement entered into between the Company and the Registered Holder.

         7. Warrant Solicitation and Warrant Solicitation Fee.


            (1) The Company has engaged M.H. Meyerson & Co., Inc. ("Meyerson"), on a non-exclusive basis, as its agent for the solicitation of the exercise of the Warrants. The Company, at its cost, will (i) assist Meyerson with respect to such solicitation, if requested by Meyerson and (ii) provide Meyerson lists of the Registered Holders, and, to the extent known, beneficial owners of the Company's Warrants. In addition to the conditions set forth in Section 7(b) herein below, Meyerson shall accept payment of the warrant solicitation fee provided in Section 7(b) only if it has provided bona fide services in connection with the exercise of the Warrants. In addition to soliciting, either orally or in writing, the exercise of Warrants by a Warrant holder, such services may also include disseminating information, either orally or in writing, to Warrant holders about the Company or the market for the Company's securities, or assisting in the processing of the exercise of Warrants.

            (2) If, upon the exercise of any Warrant (other than Warrants issued by the Company upon exercise of the Purchase Options issued by the Company to Meyerson and/or its designees in connection with the original offering), (i) the market price of the Common Stock is greater than the Exercise Price, (ii) disclosure of compensation arrangements was made both at the time of the original offering and at the time of exercise, (iii) the exercise of the Warrant was solicited by Meyerson, (iv) the Warrant was not held in a discretionary account, and (v) the solicitation of the exercise of the Warrant was not in violation of Regulation M (as such rule or any successor rule may be in effect as of such time of exercise) promulgated under the Securities Exchange Act of 1934, as amended, then the Company shall pay from the proceeds received upon exercise of the Warrant(s), a fee of 4% of the Exercise Price to Meyerson, provided that Meyerson delivers to the Company a certificate that the conditions set forth in the preceding clauses (ii), (iii), (iv) and (v) have been satisfied.

         8. Notices of Record Date. In case:

            (1) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or

            (2) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

            (3) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

         9. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         11. Transfers, etc.

            (1) The Company (or an agent of the Company) will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

            (2) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         12. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         13. Successors. The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers. Without limiting the foregoing, the registration rights referred to in Section 6 of this Warrant shall inure to the benefit of the Registered Holder and all the Registered Holder's successors, heirs, pledgees, assignees, transferees and purchasers of this Warrant and the Warrant Shares.

         14. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against whom enforcement of the change or waiver is sought.

         15. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         16. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state except to the extent the laws of the State of Delaware mandatorily apply because the Company is incorporated in the State of Delaware.

         17. Jurisdiction and Venue. The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant shall be instituted exclusively in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, and the Company further agrees to accept and acknowledge service or any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York in person or by certified mail addressed as provided in the following Section.

         18. Mailing of Notices, etc. All notices and other communications under this Warrant (except payment) shall be in writing and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar overnight courier service, or if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Registered Holder:          To his or her last known address as indicated on the
                            Company's books and records.

The Company:                TII Industries, Inc.
                            1385 Akron Street
                            Copiague, NY 11726
                            Attn: Chief Financial Officer
                            Fax: (631) 789-2228

In either case, with a copy to:   Graubard Mollen & Miller
                                  600 Third Avenue
                                  New York, New York 10016
                                  Attn: David Alan Miller, Esq.
                                  Fax: (212) 818-8881
or to such other address as any of them, by notice to the others, may designate from time to time. Notice shall be deemed given (a) when personally delivered,
(b) the scheduled delivery date if sent by Federal Express or other overnight courier service or (c) the fifth day after sent by certified mail.

                                          TII INDUSTRIES, INC.



                                          By: __________________________________
                                              Paul G. Sebetic
                                              Vice President - Finance

                               NOTICE OF EXERCISE
                     To Be Executed by the Registered Holder
                          In Order to Exercise Warrants

         The undersigned Registered Holder hereby irrevocably elects to exercise ______ Warrants represented by this Warrant, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that certificates for such shares of Common Stock shall be issued in the name of

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

----------------------------------------------

----------------------------------------------


----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
                     (please print or type name and address)

and be delivered to

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
                     (please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced b this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

Dated:_____________
                                         ---------------------------------------
                                         (Signature of Registered Holder)


                                         ---------------------------------------

                                         ---------------------------------------
                                         (Address)


                                         ---------------------------------------
                                         (Taxpayer Identification Number)


                                         ---------------------------------------
                                         Signature Guaranteed

                                 ASSIGNMENT FORM
                     To be executed by the Registered Holder
                           In order to Assign Warrants


FOR VALUE RECEIVED,____________________________________ hereby sell, assigns and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

----------------------------------------------

----------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
                     (please print or type name and address)

______________________ of the Warrants represented by this Warrant, and hereby irrevocably constitutes and appoints ________________________ Attorney to transfer this Warrant on the books of the Company, with full power of substitution in the premises.

Dated:________________                      X__________________________________
                                                (Signature of Registered Holder)


                                            -----------------------------------
                                                  (Signature Guaranteed)

THE SIGNATURE ON THE ASSIGNMENT OR THE PURCHASE FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.

                      CERTIFICATION OF STATUS OF TRANSFEREE
                TO BE EXECUTED BY THE TRANSFEREE OF THIS WARRANT

      The undersigned transferee hereby certifies to the registered Holder and to TII Industries, Inc. that the transferee is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

Dated:________________                      X__________________________________
                                                  (Signature of Transferee)